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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stewart Information Services Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Malcolm S. Morris, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 4, 2004

/s/    MALCOLM S. MORRIS
--------------------------------
Name: Malcolm S. Morris
Title: Chairman of the Board and
Co-Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Stewart Information Services Corporation and will be retained by Stewart Information Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.